Corporate Overview 3Q2012 Exhibit 99.1

CORPORATE OVERVIEW | 3Q2012 2
………………..…………………………………….
Forward looking statements
Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe Harbor provisions of section 21-E of the Securities Exchange
Act of 1934. Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”,
“believes”, “should”,  “could”, “may”, “possibly”, and similar expressions and the negatives thereof. These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange
Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.
This document includes the non-GAAP financial measure of
“Adjusted Net Income/Loss” which we define as net income/loss excluding: provision for income taxes, interest and other income
(expense), net; depreciation; amortization; stock-based
compensation charges; gain or loss on warrant revaluation; net income (loss) from discontinued operations; impairment charges and non-recurring items.
Adjusted Net Income/Loss, as defined above, is not a measurement under GAAP. Adjusted Net Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that
Adjusted Net Income/Loss provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s
financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted Net Income/Loss in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP
Therefore, management compensates for this limitation by using
Adjusted Net Income/Loss in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted Net
Income/Loss provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted
above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

CORPORATE OVERVIEW | 3Q2012 3 …………………………..……………………………………. Local Corporation We connect local businesses with online consumers

$120.0M
$100.0M
$80.0M
$60.0M
$40.0M
$20.0M
$0.0M
2006-2012 CAGR: 40%
2006
2007
2008
2009
2010
2011
2012 E

CORPORATE OVERVIEW | 3Q2012 4
………………………………………………..
Local Corporation Overview
Founded
IPO Date
Ticker
Reach
Network of Websites
Direct SMB Subscribers
Patents
Headquarters
1999
2004
LOCM (NASDAQ)
~1 million consumers/day
Over 1,000
~1,000
9 issued + 11 pending
Irvine, CA
KEY FACTS REVENUE IN MILLIONS

Traditional
Online/Digital
US$ BILLIONS
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$137.2
$117.2
85.4%
$20.0
14.6%
Traditional Media
CAGR -1.0%
Online/Digital Media
CAGR 13.6%
$149.4
$111.5
74.6%
$37.9
25.4%
2010
2015
LOCAL SEARCH
$5.1B
29.4%
CAGR
12.1%
$9.1B
35.2%
2010
2015
LOCAL DSPLAY
$2.1B
20.0%
CAGR
19.6%
$4.9B
30.0%
2010
2015
DAILY DEALS
$873
MM
CAGR
36.7%
$4,171
MM
2010
2015

local corporation

CORPORATE OVERVIEW | 3Q2012 5 …………………………...…………………. Beneficiary of Secular Trends Digital media is going local.... …& we have assets in all areas

CORPORATE OVERVIEW | 3Q2012 6
…………………………………………………….
The Challenge for SMBs
SMBs spend thousands and need multiple vendors
to solve for their most basic marketing and advertising needs
*Research by Vsplash and BIA/Kelsey: SMB Digital Scope and Audit Study
Only 33.4% have a local phone number on their home page
Only 22% have an email address on their website
Just
6.7% of SMB websites are mobile-compatible
Only
6% have a Facebook business page

| Google | | |
|---|---|---|
| | | |
| | | |
| | | |
| | | |
| | | |
| | | |
| | | |
| | | |
| | | |
| | | |
| | | |
| | | |

local corporation

CORPORATE OVERVIEW | 3Q2012 7
………….…………………..….
Local customers are worth more!
Pay-per-click rates for local versus national keyword terms…
Search: Why Local Consumers Matter
* Bids as of June 25, 2012
282%
235%
139%
114%
147%
200%
Search Term
Click Bids*
Premium
Plumber $9.55
Plumber Los Angeles
Credit Union
Seattle Credit Union
Restaurant
San Francisco Restaurant
Moving Company
Denver Moving Company
Wedding Florist
Orlando Wedding Florist
Hotel
New York City Hotel
$26.91
$0.91
$2.14
$1.39
$1.93
$10.82
$12.38
$1.92
$2.82
$1.80
$3.60

1
2
3
local
Google
YAHOO!
bing
SEO & SEM
$ BANNER AD (CPM) $
local
Businesses
Deals
Events
Activities
Search Flowers
Near Irvine, CA
SEARCH OPTIONS
$ COST-PER-CLICK (CPC) ADVERTISER SEARCH RESULTS (AD PARTNERS) $
$ BANNER AD (CPM)
$ DIRECTORY LISTING SUBSCRIPTION ADVERTISERS
ANNA'S FLOWERS
CONROY'S FLOWERS
ORGANIC SEARCH RESULTS FROM OVER 12 MILLION BUSINESS LISTINGS
TELEFLORA
$ PAY-PER-CALL
LOCAL REVIEWS
IRVINE FLOWERS & GIFTS

local corporation

CORPORATE OVERVIEW | 3Q2012 8
Search: Our Business Model
LOCAL BUSINESS DATA
(may include deals, coupons,
product info, business content,
events, activities, ratings &
reviews and more)
WE AGGREGATE & PUBLISH LOCAL CONTENT THAT CONTENT IS INDEXED BY SEARCH ENGINES
WE MONETIZE THAT TRAFFIC
MAJOR
SEARCH
ENGINES
OUR
PARTNERS’
ADVERTISERS
OVER 30MM
CONSUMERS
PER MONTH
DIRECT
CUSTOMERS
Traffic  x Monetization = Revenue
PROPRIETARY NETWORK OF
1,200+ SITES
PROPRIETARY NETWORK OF
1,200+ SITES

CORPORATE OVERVIEW | 3Q2012 9
…………………………………………………………...………………………..
Assets
• 9 Patents issued/11 pending
• Aggregate & publish local
content
• Proprietary platform for SMB
Solution
• Greater than 30M MUVs
on our site and network
• ~ 300K daily deal
subscribers
• Channel Partners
• Regional media
publishers
• SMB Solution
resellers
• Google
• Yahoo!
• Super Media
• ATTi
• ~ 1,000 Direct SMB
Subscribers

CORPORATE OVERVIEW | 3Q2012 10 Simple Growth Strategy Number of sites Volume per site Mobile ..……………………………………………….…………. Grow Traffic Increase Monetization • Optimize yield Direct customers

## MONTHLY UNIQUE VISITORS *

100.8M
68%
(Over 3 Yrs)
60M
Q1 - 09
Q2 -12

## REGIONAL MEDIA SITES

1,200
71%
(Over 3 Yrs)
700
Q1 - 09
Q2 -12

## ORGANIC TRAFFIC *

38.6M
25%
y/y
30.8M
Q2 -11
Q2 -12

## MOBILE TRAFFIC *

19.2M
368%
y/y
4.1M
Q2 - 11
Q2 - 12

local corporation

CORPORATE OVERVIEW | 3Q2012 11 ..……………..……………………………………. Growth & Momentum: Traffic * MUVs

REVENUE/1K VISITS
(LOCAL.COM ONLY)
$299
54%
y/y
$194
Q2 -11
Q2 -12
DIRECT SMB SUBSCRIBERS
828
83%
y/y
452
Q2 -11
Q2 -12

CORPORATE OVERVIEW | 3Q2012 12 ..…..……………………………………. Growth & Momentum: Monetization

ORGANIC TRAFFIC
Monthly Unique Visitors (MUVs)
180M
160M
140M
120M
100M
80M
60M
40M
20M
0
Goal: 50%
31%
33%
37%
88M
117M
155M
2010
2011
2012E
ORGANIC REVENUE
(in Millions)
$35M
$30M
$25M
$20M
$15M
$10M
$5M
$0
Goal: 50%
20%
28%
~27%
$17M
$22M
~$29M
2010
2011
2012E
ORGANIC AS % OF TOTAL

CORPORATE OVERVIEW | 3Q2012 13
……………………..….……………………………….
Organic Traffic & Revenue
• More balanced revenue
• Higher margin
• More predictable
• Better visibility
Organic/direct revenue includes revenue from organic traffic and direct advertiser relationships

## PRESENCE

- URL ACQUISITION (WITH ANALYTICS)
- SITE DESIGN
- CONTENT
- WEB HOSTING
- SOCIAL MEDIA
- MOBILE

## REACH

- LISTINGS
- DISPLAY
- SEO
- SEM
- LEADS
- DAILY DEAL

## ENGAGEMENT

coming soon

- REWARDS
- EMAIL
- SMS
- REPUTATION MANAGEMENT
- CRM BEST PRACTICES PROGRAMS
- CUSTOMER DATA

launch
by local

local
corporation

CORPORATE OVERVIEW | 3Q2012 14
...………….….
A Complete, Unique Digital Media Solution for SMBs
SMBs could spend over $1,000/month with other providers to get everything that is already included in our one solution.
•
Monthly subscription sold to SMBs starting at $249 per month
• Powered by our own proprietary technology
• Launch by Local announced August  2012

Murray Hill Hair Salon
MurrayHillHairSalon
Call Us Today!
212-213-3400
Fabis Hair Studio
About Us
Fabis Hair Studio Tips
Testimonials
Specials
Contact Us

## PRESENCE

- URL ACQUISITION (WITH ANALYTICS)
- SITE DESIGN
- CONTENT
- WEB HOSTING
- SOCIAL MEDIA
- MOBILE

local corporation

..……….....…….
Local SMB Customer: Fabi’s Hair Studio (Murray Hill Hair Salon)
Facebook and Twitter pages engage
customers and increase awareness
Mobile-optimized site
features directions and
click-to-call
Beautiful site design and web
hosting with geo-targeted URL
and custom content
A consistent brand
and user experience
across multiple channels
add to business credibility
CORPORATE OVERVIEW | 3Q2012 15

(212) 213 - 3400
Click Or Call Today!
20% Off First Visit!
local
Businesses
Deals
Events
Activities
Search
Google
murray hill hair salon
Search
Web
Images
Maps
Videos
News
Shopping
More
Murray Hill Hair Salon Company
www.murrayhillhairsalon.com/
If you are looking for a professional hair salon for the latest cuts, coloring and styling, then contact the Murray Hill Hair Salon today! Call now to make an ...
Places for hair salon near Murray Hill, New York, NY
Bon-Bon Salon
www.bon-bon.com
9 Google reviews
353 Lexington Avenue
New York
(212) 286-5300
Dazzle Beauty Salon
www.dazzlebeautysalon.com
6 Google reviews
590 3rd Ave #2
New York
(212) 922-3625
Bon-Bon Salon
www.bon-bon.com
571 3rd Avenue
New York
(212) 286-2266
More results near Murray Hill, New York, NY »
Hair Salons Manhattan

## REACH

- LISTINGS
- DISPLAY
- SEO
- SEM
- LEADS
- DAILY DEAL

local corporation

CORPORATE OVERVIEW | 3Q2012 16
…..…….……….
• More direct customers =
» Better monetization
» Greater margins
» Greater defensibility
» More visibility
Local SMB Customer: Fabi’s Hair Studio
(Murray Hill Hair Salon)
Search engine optimization ensures
page 1 placement by business category
and keyword on a major search engine
Display ad and enhanced listing on
Local.com raise awareness in local markets

CORPORATE OVERVIEW | 3Q2012 17
………………….……….
An Experienced Team with Strategy Discipline
Heath Clarke
Founder, Chairman & CEO
20+ yrs exp
Founded Local in ’99
VP eCommerce LanguageForce
CEO/Founder AFP (Australia)
Erick Herring
SVP Technology
Founder Townloop
CTO Feedback.com
CTO, VP Product Webvisible
CTO Adapt Technologies
Ken Cragun
CFO
20+ yrs exp
CFO Modtech
SVP MIVA
CFO ImproveNet
CFO NetCharge.com
CPA; Big 4 Exp.
Malcolm Lewis
SVP, GM Social Buying
Founder, Fablistic
SVP/GM, Local Corporation
Sr. Management, Oracle Corporation
Mike Sawtell
President & COO
20+ yrs exp
Chairman & CEO, DigitalPost Interactive
Pres. & COO , Interchange Corp. (now
Local Corporation)
COO & VP of Sales, Informative Research
Peter Hutto
SVP, Corporate Development
Co-Founder, ZeroDegrees
Managing Director, EDS & MCI
Systemhouse

$120.0M
$100.0M
$80.0M
$60.0M
$40.0M
$20.0M
$0.0M
REVENUE
$(0.96)
$(0.63)
$(0.33)
$0.21
$0.82
($0.05)
$0.10
2006
2007
2008
2009
2010
2011
2012 E
ADJUSTED NET INCOME PER SHARE

CORPORATE OVERVIEW | 3Q2012 18
…………………………………………..………….…….……….
Long Term Growth
• 75% YoY revenue growth (Q2’12 over Q2’11)
• ~40% CAGR 2006-2012
• FY12 Guidance: $106MM revenues: ~35% YOY growth and $2.2MM Adjusted Net Income
• Forward-Looking: Increased organic revenue = higher margins and improved bottom line
Note: See reconciliation of Adjusted Net Income to GAAP net income at presentation end.

CORPORATE OVERVIEW | 3Q2012 19
………………………………...……….
2Q12 Balance Sheet & Cap. Table
Additional Data:
I. In August 2011 the Company closed on a $12 million credit facility
II. Total authorized shares 65,000,000 common and 10,000,000 preferred
III. In January 2011 the Company completed a public offering of 4.6 million shares at a price of $4.25 per share. Net proceeds of $18.2 million
1
Key Balance Sheet Items
(in thousands)
June 30, 2012
Cash $7,103
Accounts Receivable 15,224
Total Assets 65,621
Total Debt 8,000
Total Liabilities 26,983
Shareholders Equity $38,638
June 30, 2012
Common stock 22,088
Options
(Avg. Strike $4.28)
4,508
Warrants
(Avg. Strike  $7.48)
1,239
RSUs 384
PSUs 94
Fully Diluted 28,313
Capitalization
(in thousands)

local corporation
LOCAL SEARCH
DAILY DEALS
REAL TIME PRODUCT SEARCH
SMB SOLUTIONS

CORPORATE OVERVIEW | 3Q2012 20 ……………………………………………………… Digital Media Landscape

CORPORATE OVERVIEW | 3Q2012 21
…………………………..…….……….
Why Invest in Local Corporation?
• Track record of growth
• Strong management team with proven agility
• Leverage via new and growing revenue streams
• Proprietary platform

CORPORATE OVERVIEW | 3Q2012 22
Thank You
Heath Clarke
Founder, Chairman & Chief Executive Officer
hclarke@local.com
Ken Cragun
Chief Financial Officer
kcragun@local.com
949.784.0800
http://www.localcorporation.com

CORPORATE OVERVIEW | 3Q2012 23
……………………………………………………………….……….……….
P&L Trend
2
Actual Actual Forecast
Description FY-10 FY-11 FY-12
Revenue $ 84,137 $  78,259 $ 106,000
Sequential revenue growth 49% -8% 35%
Gross Margin 37,620 29,001
Gross Margin % 45% 37%
Other Operating Expenses 33,908 43,629
Operating income (loss) 3,712 (14,628)
Interest and other income (expense) (275) (413)
Change in fair value of warrant liability 887 2,633
Income (Loss) before income taxes 4,324 (12,408)
Provision for income taxes 102 178
Net income (loss)  from continuing operations $   4,222 $ (12,586)
Income (loss) from discontinued operations (1,972)
Net income (loss) $   4,222 $ (14,558)
Adjusted Net Income (Loss) $ 13,775 $   (1,090) $     2,200
Weighted average shares 16,788 21,384 23,000
Net income (loss) per share from discontinued operations $   0.25 $   (0.68)
Adjusted Net Income (Loss) per share $     0.82 $     (0.05) $       0.10
Note: See reconciliation of Adjusted Net Income to GAAP net income at slide 22.
(in thousands, except per share amounts)

CORPORATE OVERVIEW | 3Q2012 24
……..……….
Reconciliation: Adjusted Net Income to GAAP Net Inc
2
Actual Actual Forecast
Description FY-10 FY-11 FY-12
Adjusted Net Income (Loss) $ 13,775 $   (1,090) $      2,200
Plus interest and other income (expense), net (275) (413) (400)
Less provision for income taxes (102) (178) (150)
Less amortization of intangibles  (5,734) (5,136) (3,500)
Less depreciation  (1,418) (3,277) (3,900)
Less stock-based compensation  (2,911) (3,663) (3,400)
Less revaluation of warrants 887 2,633 unknown
Less non-recurring charges - (1,461) (609)
Less impairment charge (6,500)
Less Rovion assets held for sale (1,972) (900)
GAAP Net income (loss) $   4,222 $(14,558) unknown
Weighted Avg Shares - Adjusted Net income (loss) 16,788 21,384 23,000
Weighted Avg Shares - GAAP Net income (loss) 16,788 21,384 23,000
Adjusted Net Income (Loss) per share $     0.82 $     (0.05) $       0.10
GAAP Net income (loss) per share $     0.25 $     (0.68) unknown
(in thousands, except per share amounts)